WELLS FARGO FUNDS TRUST

                         California Limited Term Tax-Free Fund

                         Supplement dated March 7, 2000 to the
                          Prospectuses dated November 8, 1999



         Effective March 1, 2000, Mary Gail Walton, CFA, is responsible as portfolio manager for the day-to-day management of the California Limited Term Tax-Free Fund. Ms. Walton has been a municipal bond portfolio manager with Wells Fargo Bank, N.A. and Wells Capital Management Incorporated for the past nine years, and currently manages over $1.5 billion in various tax-exempt portfolios. She is a Chartered Financial Analyst, and received her bachelor of arts in economics in 1983 from the University of Washington.